UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): December 12, 2005
ChoicePoint Inc.
(Exact name of registrant as specified in its charter)

Georgia	001-13069	58-2309650

(State of Incorporation)	Commission File Number	(IRS employer identification no.)

1000 Alderman Drive
Alpharetta, Georgia	30005

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (770) 752-6000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
     On December 12, 2005, the Board of Directors of ChoicePoint Inc. (the “Company”) appointed Anne Szostak as a new director effective immediately. Ms. Szostak will serve in the class of directors with a term expiring at the Company’s 2007 Annual Meeting of Shareholders, pending election by the Company’s shareholders at the 2006 annual meeting. The Board has not yet determined which Board committee or committees Ms. Szostak will join.
     A copy of the press release concerning the election of Ms. Szostak is attached as Exhibit 99.1, which is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibit 99.1 Press Release of ChoicePoint Inc. dated December 12, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 13, 2005

By:	/s/ Steven W. Surbaugh
Steven W. Surbaugh
Executive Vice President and Chief Administrative Officer